UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2016

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

American Realty Capital New York City REIT, Inc.’s (the “Company”) 2016 annual meeting of stockholders is currently adjourned to Thursday, August 11, 2016 at 9:00 a.m. (local time) to be held at 405 Park Avenue, New York, NY in order to permit stockholders of record as of April 18, 2016 additional time to consider Proposals No. 3 through 11 as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2016 (the “Proxy Statement”), and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes on Proposals No. 3 through 11.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on July 15, 2016, the other proposals included in the Proxy Statement were previously approved by the Company’s stockholders and no further solicitation will take place with respect to these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016	AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer, President and Secretary